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                                                                 EXHIBIT 10.4(b)



                 SECOND AMENDMENT TO INTER-GUARANTOR AGREEMENT


          This Second Amendment to the Inter-Guarantor Agreement dated as of October 24, 1994 is by and among IDEX Corporation ("Borrower"), Band-It-IDEX, Inc. (formerly known as Band-It-Houdaille, Inc.), Vibratech, Inc. (formerly known as Hydraulics-Houdaille, Inc.), Lubriquip, Inc. (formerly known as Lubriquip-Houdaille, Inc.), Strippit, Inc. (formerly known as Strippit-Houdaille, Inc.), Viking Pump, Inc. (formerly known as Viking Pump-Houdaille, Inc.), Warren Rupp, Inc. (formerly known as Warren Rupp-Houdaille, Inc.), Corken, Inc. (formerly known as CIC Acquisition Corp.), Pulsafeeder, Inc. (formerly known as PLF Acquisition Corp.) ("Pulsafeeder") and Hale Products, Inc., a Pennsylvania corporation (formerly known as HPI Acquisition Corp.) ("Hale Products, Inc."), which are collectively Guarantors, as defined in that certain Second Amended and Restated Credit Agreement dated January 29, 1993 by and among Borrower and Continental Bank N.A. (now known as Bank of America Illinois ("Bank of America")), as individual and as agent (in such capacity, the "Agent") on behalf of the banking institution parties thereto (the "Banks"), (as such agreement has been amended by the First Amendment to Second Amended and Restated Credit Agreement dated May 23, 1994 and the Second Amendment to Second Amended and Restated Credit Agreement dated the date hereof, the "Credit Agreement"). All terms not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          WHEREAS, the Guarantors (other than Pulsafeeder and Hale Products, Inc.) (the "Existing Guarantors") are parties to the Inter-Guarantor Agreement dated as of January 22, 1988, as amended by that First Amendment to Inter-Guarantor Agreement dated as of May 7, 1991 (the "Existing
Inter-Guarantor Agreement").

          WHEREAS, Pulsafeeder and Hale Products, Inc. are wholly-owned subsidiaries of Borrower.

          WHEREAS, Pulsafeeder executed that certain Guaranty Agreement in favor of Agent dated as of May 4, 1992.

          WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of May 6, 1994 between Hale Products, Inc., a Delaware corporation ("Hale") and HPI Acquisition Corp. ("HPI"), a wholly-owned subsidiary of Borrower, HPI purchased the issued and outstanding common shares of Hale.

          WHEREAS, effective May 26, 1994, HPI merged itself with and into its wholly-owned subsidiary, Hale, and Hale expressly agreed to assume all of the obligations and liabilities of whatsoever nature of HPI.





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          WHEREAS,  effective May 26, 1994, Hale subsequently merged itself with and into its wholly-owned subsidiary, Hale Fire Pump Company, a Pennsylvania corporation ("HFPC"), and HFPC expressly agreed to assume all of the obligations and liabilities of whatsoever nature of Hale.

          WHEREAS, HFPC subsequently changed its name to Hale Products, Inc., a Pennsylvania corporation ("Hale Products, Inc.").

          WHEREAS, pursuant to Section 7.2.10(d) of the Credit Agreement and that certain Waiver Agreement dated as of May 18, 1994 between the Borrower, the Agent and the Banks, the Banks have required in connection with the acquisition of the issued and outstanding common shares of Hale by HPI, that HPI guaranty the Liabilities of the Borrower.

          WHEREAS, Hale Products, Inc. assumed the obligations and liabilities of HPI.

          WHEREAS, Hale Products, Inc. executed that certain Guaranty Agreement in favor of Agent dated as of October 24, 1994.

          WHEREAS, Pulsafeeder and Hale Products, Inc. desire to be parties to the Existing Inter-Guarantor Agreement and the Existing Guarantors desire to include Pulsafeeder and Hale Products, Inc. as parties thereto.

          NOW, THEREFORE the parties agree to amend the Existing
Inter-Guarantor Agreement as follows:

     1. Pulsafeeder and Hale Products, Inc. agree to be bound by the terms and conditions set forth under the Existing Inter-Guarantor Agreement as if they were original signatories thereto and the Existing Guarantors agree that Pulsafeeder and Hale Products, Inc. shall have the rights and benefits of a "Guarantor" under the Existing Inter-Guarantor Agreement and shall be deemed to be a "Guarantor" under the Existing Inter-Guarantor Agreement as amended hereby.

     2. In furtherance, of the foregoing, the definition of "Guaranty" in the Existing Inter-Guarantor Agreement is hereby amended to include (i) the Guaranty Agreement dated May 4, 1992 made by Pulsafeeder in favor of Agent and
(ii) the Guaranty Agreement dated as of October 24, 1994 made by Hale Products, Inc. in favor of the Agent.


     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.



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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first-above written.

                                BAND-IT-IDEX, INC.,

                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Vice President & Chief Financial Officer


                                VIBRATECH, INC.

                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Vice President & Chief Financial Officer


                                LUBRIQUIP, INC.

                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Vice President & Chief Financial Officer


                                STRIPPIT, INC.

                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Vice President & Chief Financial Officer


                                VIKING PUMP, INC.

                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Vice President & Chief Financial Officer



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                                WARREN RUPP, INC.

                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Vice President & Chief Financial Officer


                                CORKEN, INC.

                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Vice President & Chief Financial Officer


                                PULSAFEEDER, INC.

                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Vice President & Chief Financial Officer


                                HALE PRODUCTS, INC.,
                                a Pennsylvania corporation


                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Vice President & Chief Financial Officer


                                IDEX CORPORATION


                                By: ____________________________________________

                                Name:  Wayne P. Sayatovic

                                Title:  Senior Vice President - Finance



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